UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 24, 2007
                                                -------------------------------

                              BARNES & NOBLE, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-12302                             06-1196501
-------------------------------------------------------------------------------
        (Commission File Number)         (IRS Employer Identification No.)


     122 Fifth Avenue, New York, NY                10011
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)        (Zip Code)

                                 (212) 633-3300
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

      On May 24, 2007, Barnes & Noble, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended May 5, 2007 (the "Press Release"). A copy of the Press Release is attached hereto as Exhibit 99.1.

       The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company's financial results shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

         (c)  Exhibits

      99.1  Press Release of Barnes & Noble, Inc., dated May 24, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BARNES & NOBLE, INC.
                                    (Registrant)




                                    By: /s/Joseph J. Lombardi
                                    ------------------------------
                                           Joseph J. Lombardi
                                           Chief Financial Officer


Date:   May 24, 2007

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX


Exhibit
Number    Description

99.1      Press Release of Barnes & Noble, Inc., dated May 24, 2007